_________________________________________________

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 17, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117485	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                      None

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01  Other Events.(1)

Filed herewith as Exhibit 99.1 is a preliminary Structural and Collateral Term Sheet  (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the “Commission”) on February 17, 1995, to the Public Securities Association) and as Exhibit 99.2 are certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to GS Mortgage Securities Corp. (the “Company”) by Goldman, Sachs & Co. (the “Underwriter”) in respect of the Company’s proposed offering of certain classes of the GSR Mortgage Loan Trust 2004-14, Mortgage Pass-Through Certificates, Series 2004-14 (such classes, the “Certificates”).

The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”).  The Certificates will be registered pursuant to the Act under the Company’s Registration Statement on Form S-3 (No. 333-117485).  The Company hereby incorporates the attached preliminary Structural and Collateral Term Sheet by reference in the Registration Statement.

Any statement or information contained in the attached preliminary Structural and Collateral Term Sheet and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

(1)        Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01  Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

99.1                 Preliminary Structural and Collateral Term Sheet prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-14, Mortgage Pass-Through Certificates, Series 2004-14.

99.2                 Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-14, Mortgage Pass-Through Certificates, Series 2004-14.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        GS MORTGAGE SECURITIES CORP.

                                                                        By: /s/ Howard Altarescu

                                                                              Name: Howard Altarescu

                                                                              Title:   Treasurer

Dated:  November 19, 2004

EXHIBIT INDEX

Exhibit No.                              Description

99.1                                         Preliminary Structural and Collateral Term Sheet prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-14, Mortgage Pass-Through Certificates, Series 2004-14.

99.2                                         Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-14, Mortgage Pass-Through Certificates, Series 2004-14.

Exhibit 99.1     Preliminary Structural and Collateral Term Sheet

Exhibit 99.2     Computational Materials